UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of Earliest event Reported): March 30, 2012


                          PSYCHIC FRIENDS NETWORK INC.
             (Exact name of registrant as specified in its charter)

          Nevada                     001-33968                       N/A
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)

2360 Corporate Circle, Suite 400, Henderson, NV                  89074-7722
   (Address of principal executive offices)                      (Zip Code)

                                  702-608-7360
              (Registrant's telephone number, including area code)

   No. 8, Lane 15, Gang Yang, Xin CunHuicheng, Xin Hui, Jiang Men City, China
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This report contains forward-looking statements. The forward-looking statements are contained principally in the sections entitled "Description of Business," "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations." These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, the factors described in the section captioned "Risk Factors" below. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements include, among other things, statements relating to:

     * our anticipated growth strategies and our ability to manage the expansion of our business operations effectively;
     * our ability to maintain or increase our market share in the competitive markets in which we do business;
     * our ability to keep up with rapidly changing technologies and evolving industry standards, including our ability to achieve technological advances;
     *    our dependence on the growth in demand for our services;
     * our ability to diversify our service offerings and capture new market opportunities; and
     *    the loss of key members of our senior management.

Also, forward-looking statements represent our estimates and assumptions only as of the date of this report. You should read this report and the documents that we reference and filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

USE OF CERTAIN DEFINED TERMS

Except where the context otherwise requires and for the purposes of this report only:

     * the "Company," "we," "us," and "our" refer to the business of Psychic Friends Network Inc., a Nevada corporation (formerly, Web Wizard Inc.);
     *    "Exchange Act" refers the Securities Exchange Act of 1934, as amended;
     *    "SEC" refers to the Securities and Exchange Commission;
     *    "Securities Act" refers to the Securities Act of 1933, as amended; and
     * "U.S. dollars," "dollars" and "$" refer to the legal currency of the United States.

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On January 27, 2012, we entered into three separate agreements regarding the acquisition of certain assets related to providing psychic consultation services under the trade name "The Psychic Friends Network". The agreements contemplated an acquisition of such assets, along with a concurrent financing.

On March 30, 2012 we closed an asset purchase agreement with PFN Holdings, pursuant to which we acquired a number of assets related to providing psychic consultation services under the trade name "The Psychic Friends Network" in exchange for 50,600,000 shares of our common stock. The specific assets being acquired are enumerated in Schedule 7 of the asset purchase agreement attached hereto as Exhibit 10.1. In conjunction with this acquisition, our sole director and officer Ya Tang Chao cancelled 50,000,000 shares of our common stock. This agreement is subject to a number of conditions to closing, including:

In conjunction with the asset purchase agreement, we also entered into a financing agreement with Right Power Services Ltd., a British Virgin Islands Company. Pursuant to the agreement, Right Power agreed to provide us with a total of $745,000 in financing. $245,000 of the financing was provided to us prior to the closing of the asset purchase agreement at a price of $0.75 per share for a total of 326,667 shares. An additional $500,000 is to be provided within 90 days of the closing at a price which is the higher of $0.75 per share or 90% of the average of the closing prices of our common stock for ten trading immediately preceding the date of the investment. If we are not able to close on any of the $500,000 post-closing financing, PFN Holdings will receive an additional 70,000,000 shares of our common stock. If we are able to close on only $250,000 of the post-closing financing, PFN Holdings will receive an additional 40,000,000 shares of common stock. A full copy of this agreement is attached hereto as Exhibit 10.2.

We are also a party to a convertible debenture agreement in the amount of $5,000 entered into on January 27, 2012. The convertible debenture is a loan from Right Power to PFN Holdings. Upon closing of the asset acquisition agreement between our company and PFN Holdings, the convertible debenture converted into a total of 6,667 of our common shares. A full copy of this agreement is attached hereto as Exhibit 10.3.

Accounting for the issuance of 50,600,000 shares of our common stock to PFN Holdings, the cancellation of 50,000,000 shares of our common stock held by our former director and officer, Ya Tang Chao, the issuance of 236,667 shares of our common stock in consideration for the $245,000 private placement as well as the issuance of 6,667 shares of our common stock pursuant to the conversion of the convertible debenture, we had 83,263,334 shares issued and outstanding as of March 30, 2012.

FORM 10 INFORMATION DISCLOSURE

As disclosed elsewhere in this report, on March 30, 2012, we acquired a number of assets related to providing psychic consultation services under the trade name "The Psychic Friends Network". Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the acquisition of assets under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of the PFN Holdings assets except that information relating to periods prior to the date of the acquisition of the PFN Holdings assets only relate to Psychic Friends Network Inc. (formerly Web Wizard Inc.), unless otherwise specifically indicated.

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
DESCRIPTION OF BUSINESS

OUR CORPORATE HISTORY AND BACKGROUND

We were incorporated on May 9, 2007 under the laws of the state of Nevada. Our principal offices are located at 2360 Corporate Circle, Suite 400, Henderson, NV, 89074-7722. Our telephone number is 702-608-7360. Our year end is September
30. There are no bankruptcy, receivership, or similar proceedings against our company. Our website is www.psychicfriendsnetwork.com. We were originally incorporated and operated with an aim to providing web services and products that enable small and medium-sized businesses to establish, maintain, promote and optimize their Internet presence. We commenced business operations by selling a Web design solutions package to a restaurant located in Canada. We were not able to secure sufficient revenue or financing to continue our original business and on January 27, 2012 we entered into the agreements described above with the intention of changing our business to that providing psychic consultation services under the trade name "The Psychic Friends Network".

On February 7, 2012, our board of directors approved an agreement and plan of merger to merge with and into our wholly-owned subsidiary Psychic Friends Network Inc., a Nevada corporation, to effect a name change from Web Wizard,
Inc. to Psychic Friends Network Inc. Psychic Friends Network Inc. was formed solely to facilitate the change of name. In addition to the name change, our board of directors approved a 10 new for one (1) old forward stock split of our authorized and issued and outstanding shares of common stock. Upon effect of the forward stock split, our authorized capital was increased from 75,000,000 to 750,000,000 shares of common stock and correspondingly, our issued and outstanding shares of common stock was increased from 8,225,000 to 82,250,000 shares of common stock, all with a par value of $0.001. On February 27, 2012 FINRA declared these changes effective on the market. Our current trading symbol is WWZDD, with the extra D being appended for a period of 20 business days. After 30 days, our trading symbol will change to a symbol provided by FINRA, which more closely relates to our new name.

OUR SERVICES

We are an entertainment company that plans to provide live psychic advice via telephone and the internet, as well as daily and weekly horoscopes. We plan to generate revenue via "per minute'" or "on demand" phone charges as well as web-based fees. Typically customers connect to their preferred psychic by telephone or website, and phone operations have been recently been updated to accept such calls. However, we are in the process of adding several new ways to connect. These include mobile applications, as well as audio, video and text chat by internet. These additional connection methods include the anticipated creation of mobile and web based applications, where customers will receive daily discounted readings, and other astrological content for an ongoing monthly subscription fee. Our business is reliant on a large volume of small customers and because of this we are not dependent on any one group of customers. Our management operated a phone service during the 1990s under the same trademark of The Psychic Friends Network. At the peak of its popularity in the 1990s, The Psychic Friends Network averaged 14,000 calls per day, and the average customer spent approximately $350 over a 12-month period. Unfortunately, due to certain regulatory changes which allowed customers to retain their phone service while not paying for 900 number charges, the company was forced to file for bankruptcy reorganization protection in 1998. By 1999, Mike and Marc Lasky repurchased all of the intellectual property assets back from the bankruptcy trustee.

Since our acquisition of the PFN Holdings' assets, we have begun working on a new updated website that we call PFN 2.0. The main focus will be to make better use of current technologies and social media in addition to increasing the overall experience for our customers.

We anticipate that we will soon be able to provide customers with multiple methods of connection to our advisors, including toll free and click to call telephone services, audio, video and text chat internet services, and mobile phone applications and SMS services. At this time, we are providing the service of connecting customers for one on one telephone calls with psychics. The one-on-one call service is the core business of The Psychic Friends Network. People can call from the comfort of their homes, offices, or wherever they choose, and they will be instantly connected to their favourite Master Psychic, for a confidential reading. Callers have the option to choose a psychic by category, such as, Tarot, Astrology, Love & Relationships, Money and Career,

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
Dreams or even Past Lives. They may also choose to speak to the next available psychic or to speak to the same psychic each time they call, which allows them to establish an ongoing relationship, simply by calling that psychic's extension. Callers can choose to pay by credit card, debit card, pay by check, or by using pre-paid Gift Cards. The prices that we charge are flexible, so that we are able to test multiple pricing points to see what will optimize profits. We plan to offer first time caller promotional rates, such as 10 minutes for $10, or 3 minutes free. The key for us is to get new callers in the door. Historically, we found that over 60% of our callers end up calling back. This is primarily due to the stringent selection process we have for choosing the psychics we engage for our service.

We also offer attractive bonuses to the psychics that reward them for getting call-backs. We measure our success by percentage of call-backs, not by total minutes spent on the phone by customers. We have instituted a policy to instruct our psychics to inform the callers on a regular basis as to the time they have spent on the call. We also include a money back guarantee for unsatisfied customers.

With the advent of new technologies, like Mobile applications, VOIP, and social media tools, we are now able to offer psychics from all over the world, and we can now accept international calls from customers. We believe that these technological improvements will allow us to capture a large audience. As part of the PFN 2.0 website we are developing, we will be including a number of services which we were not previously able to offer. These are currently under development and include:

     * ONE-ON-ONE WEB-BASED READINGS: A new feature that we plan to offer is the ability for customers to connect to their psychic through our new "Skype" like feature. This means that the customer can log into their account and in real time check the bios, specialty categories and availability of all of our psychics. Once they find their account and then choose their available psychic, they will be able to instantly chat with that psychic. We plan on integrating the ability to text chat, audio only chat and video chat. The video chat feature will allow customers to see the psychics and see the psychic's action, such as Tarot cards being flipped for the reading. In addition to the improvement in the customer service experience, this service will also allow us to increase the efficiency of our scheduling. If the psychic is unavailable, a customer can actually log in to their account and schedule a reading in the near future. This is advantageous to the customer as well as the psychic, who does not have to sit by their computer and phone, hoping for calls to come in. Like our phone-based readings, customers will have the option to pay by credit card, debit card, personal check, or by using pre-paid gift cards. They can choose to pre-pay for minute packages as well as get discounted monthly subscription rates. The purchases can be made online or by calling in over the phone.
     * MOBILE APPLICATIONS: Thanks to the advances in mobile technology, we plan to offer several ways for our customers to get our Psychic branded content through mobile phones in ways which we were not able to take advantage of previously. This includes PSMS, BilltoMobile, and Mobile Applications for the iPhone, Blackberrry and Android based phones.
          * PSMS or Premium SMS, allows the caller to send a text message with our branded keywords, to our short code. Through this type of service, we will be able to offer a daily horoscope sent to our customers' mobile phones. The billing for this service will show up as a monthly item on their mobile phone invoice. We also plan to offer live psychic advice through mobile devices that allow users to send a text to one of our live psychics and receive an immediate reply. We anticipate that we will be charging $0.99 per message received, also billed directly through the customer's mobile phone invoice.
          * BilltoMobile is a new service that we plan to offer, which will allow our customers to pay via their mobile phone, instead of by credit card, debit card, or check. This will be a convenient way for customers to pay for our services, instead of having to find a credit card or other form of payment.
          * We anticipate that mobile applications will become a major part of our psychic content offerings. We have begun developing various mobile applications that our customers will be able to download directly from the application stores on their mobile phones. We plan to offer live psychic readings, as well as Astrological content. The applications will be free to download, but after a short free trial, the content will be paid.

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MARKETING

During the 1990's and early 2000's, our management operated Psychic Friends, LLC, a company involved in connecting customers for one on one telephone calls with psychics under the same trademark: "The Psychic Friends Network". This company only had market presence in the U.S and Canada; made up primarily of women, 30-60 years old, and skewed towards African Americans. We believe that the our target market is much larger today, due in part to new technologies like the Internet, mobile phones and social media. We believe that our new offerings will expand our market to individuals from 18-65, of all races. This market will likely still be predominated by women, but we believe that more men will be interested in our Internet and social media offerings than they would be in one on one phone interaction. We believe that the market for psychic services is substantial. An example of the size of the potential market, and also a potential advertising venue for our services, is a syndicated radio show called Coast to Coast. The show attracts an estimated 4.5 million listeners every night, making it the most listened to late night show in North America.

In addition, we can now access customers in international jurisdictions because of the new technologies that allow anyone to connect directly to one of our psychics at the push of a button in real time. Additionally, many of the new markets which will have access to our services, such as China and India, already have strong traditions or connections to psychic phenomenon.

During the peak of The Psychic Friends Network, operated by Psychic Friends, LLC, the company was averaging 14,000 calls per day, and 90% of the callers were generated through TV advertising. Currently, there are virtually no psychic phone services being advertised on television. The few competitors that we have are almost exclusively adverting on the Internet. This provides us an opportunity to take advantage of a vastly underserved market.

We plan to advertise and market our services via the following avenues:

INFOMERCIALS - we anticipate that paid advertisements on television/radio will be used to provide information about our services and direct traffic to our different mediums.

WEB-BASED ANALYTICS - we plan to use advertisements, social media and search engine optimization to help inform our target audience as well as make us stand out from our peers.

WORD OF MOUTH - from historical experience, we believe that our clients will tend to be repeat customers and friends of past customers. Word of mouth and positive client experiences are a very important source of marketing and based on providing a high level of service.

COMPETITION

There are only a few competitors for our psychic services in the market at the present time, which advertise entirely through the Internet. In order for us to successfully compete in our industry we will need to:

     * Bring awareness to the fact that our brand has returned to the psychic services business;
     *    Expand our network of psychics relationships;
     *    Develop a strong customer base; and
     *    Increase our financial resources.

However, there can be no assurance that, even if we do these things, we will be able to compete effectively with the other companies in our industry.

As we are a newly-established company, we face the same problems as other new companies starting up in an industry, such as lack of available funds. Our competitors may be substantially larger and better funded than us, and have significantly longer operating histories than us. In addition, they may develop similar technologies to ours and use the same methods as we do and generally be able to respond more quickly to new or emerging technologies and changes in legislation and regulations relating to the industry. Additionally, our

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competitors may devote greater resources to the development,  promotion and sale of their services than we do. Increased competition could also result in loss of key personnel, reduced margins or loss of market share, any of which could harm our business.

We believe that we do have a number of competitive advantages over other companies in our industry. Firstly and most importantly we have the only widely known psychic brand in the market, and the brand was, and still is, very well respected amongst customers, psychics and the media. We believe that we will also soon have the unique technology in the market. If we are able to develop our intended technology, we will be the only major psychic company offering live video readings, in addition to phone readings and mobile apps.

RESEARCH AND DEVELOPMENT

During the year ended December 31, 2011 we spent $nil on research and development. We anticipate that we will incur $175,000 in expenses on research and development of our website and various applications associated with our business.

EMPLOYEES

We are a development stage company and currently have no employees, other than our two officers and directors who provide their services on a consulting basis. The psychics that provide readings for our clients are all independent contractors, who work from home.

INTELLECTUAL PROPERTY

We own the trademark Psychic Friends Network in the US (USPTO Serial # 78583100 and Registration # 3063407) and Canada (Registration Number TMA475757).

We also  own all of the  right  to the  website,  and the  content  therein,  of
www.psychicfriendsnetwork.com.   Additionally,   we  own  various  domain  names
associated with our trademark: Psychic Friends Network.

GOVERNMENTAL REGULATIONS

We are subject to a number of foreign and domestic laws and regulations that affect companies conducting business on the internet. In addition, laws and regulations relating to user privacy, freedom of expression, content, advertising, information security and intellectual property rights are being debated and considered for adoption by many countries throughout the world. We face risks from some of the proposed legislation that could be passed in the future.

In the US, laws relating to the liability of providers of online services for activities of their users and other third parties are currently being tested by a number of claims, which include actions for libel, slander, invasion of privacy and other tort claims, unlawful activity, copyright and trademark infringement and other theories based on the nature and content of the materials searched, the ads posted or the content generated by users. Certain foreign jurisdictions are also testing the liability of providers of online services for activities of their users and other third parties. Any court ruling that imposes liability on providers of online services for activities of their users and other third parties could harm our business.

A range of other laws and new interpretations of existing laws could have an impact on our business. For example, the Digital Millennium Copyright Act has provisions that limit, but do not necessarily eliminate, our liability for listing, linking or hosting third-party content that includes materials that infringe copyrights. The Child Online Protection Act and the Children's Online Privacy Protection Act restrict the distribution of materials considered harmful to children and impose additional restrictions on the ability of online services to collect information from children under 13. In the area of data protection, many states have passed laws requiring notification to users when there is a security breach for personal data, such as California's Information Practices Act. The costs of compliance with these laws may increase in the future as a result of changes in interpretation. Furthermore, any failure on our part to comply with these laws may subject us to significant liabilities.

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
We also face risks due to government failure to preserve the internet's basic neutrality as to the services and sites that users can access through their broadband service providers. Such a failure to enforce network neutrality could limit the internet's pace of innovation and the ability of large competitors, small businesses and entrepreneurs to develop and deliver new products, features and services, which could harm our business.

We are also subject to federal, state and foreign laws regarding privacy and protection of user data. We post on our web site our privacy policies and practices concerning the use and disclosure of user data.

ENVIRONMENTAL COMPLIANCE

We are not aware of any material violations of environmental permits, licenses or approvals that have been issued with respect to our operations. We expect to comply with all applicable laws, rules and regulations relating to our business, and at this time, we do not anticipate incurring any material capital expenditures to comply with any environmental regulations or other requirements.

While our intended projects and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

REPORTS TO SECURITY HOLDERS

We are subject to the reporting and other requirements of the Exchange Act and we intend to furnish our shareholders with annual reports containing financial statements audited by our independent auditors and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

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RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this report, before making an investment decision. If any of the following risks actually occurs, our business, financial condition or results of operations could suffer. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment. You should read the section entitled "Special Note Regarding Forward Looking Statements" above for a discussion of what types of statements are forward-looking statements, as well as the significance of such statements in the context of this report.

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this current report on Form 8-K that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occur, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR BUSINESS

BECAUSE OUR AUDITORS HAVE ISSUED A GOING CONCERN OPINION, THERE IS SUBSTANTIAL UNCERTAINTY WE WILL CONTINUE OPERATIONS IN WHICH CASE YOU COULD LOSE YOUR INVESTMENT.

Our auditors have issued a going concern opinion. This means that there is substantial doubt that we can continue as an ongoing business for the next 12 months. The financial statements do not include any adjustments that might result from the uncertainty about our ability to continue in business. As such we may have to cease operations and you could lose your investment.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

     *    our ability to attract customers to our services;
     * our ability to develop and continually update our website as well as internet and telephone services;
     * our ability to procure and maintain on commercially reasonable terms relationships with third parties to integrate and maintain our payment process and service mediums;
     * our ability to identify and pursue mediums through which we will be able to market our services;
     *    our ability to generate revenues through our customers; and
     *    our ability to manage growth by managing administrative overhead.

Based upon current plans, we expect to incur operating losses in future periods because we will be incurring expenses and not generating significant revenues. We cannot guarantee that we will be successful in generating significant revenues in the future. Failure to generate revenues which are greater than our expenses will cause you to lose your investment.

IF WE CANNOT PREVENT OTHER COMPANIES FROM INFRINGING ON OUR TECHNOLOGIES OR TRADEMARK, WE MAY NOT ACHIEVE PROFITABILITY AND YOU MAY LOSE YOUR INVESTMENT.

Our success is heavily dependent upon market awareness and exposure. To protect our proprietary technology, we rely principally upon copyright and trade secret protection. To protect our trademark, we rely on trademark registration in the US and Canada. All proprietary information that can be copyrighted is marked as such. There can be no assurance that the steps taken by us in this regard will be adequate to prevent misappropriation or independent third-party development of our technology. Further, the laws of certain countries in which we anticipate licensing our technologies and products do not protect software and intellectual property rights to the same extent as the laws of the United States. We generally do not include in our software any mechanism to prevent or inhibit

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unauthorized  use, but we generally  require the execution of an agreement  that restricts unauthorized copying and use of our products. If unauthorized copying or misuse of our products were to occur, our business and results of operations could be materially adversely affected.

While the disclosure and use of our proprietary technology, know-how and trade secrets are generally controlled under agreements with the parties involved, there can be no assurance that all confidentiality agreements will be honored, that others will not independently develop similar or superior technology, that disputes will not arise concerning the ownership of intellectual property, or that dissemination of our proprietary technology, know-how and trade secrets will not occur. Further, if an infringement claim is brought against us, litigation would be costly and time consuming, but may be necessary to protect our proprietary rights and to defend ourselves. We could incur substantial costs and diversion of management resources in the defense of any claims relating to the proprietary rights of others or in asserting claims against others. If we cannot prevent other companies from infringing on our technologies, we may not achieve profitability and you may lose your investment.

IF WE ARE SUBJECT TO INTELLECTUAL PROPERTY RIGHTS CLAIMS WHICH MAY BE COSTLY TO DEFEND, COULD REQUIRE THE PAYMENT OF DAMAGES AND COULD LIMIT OUR ABILITY TO USE CERTAIN TECHNOLOGIES IN THE FUTURE WE MAY NOT GENERATE SUFFICIENT REVENUES OR ACHIEVE PROFITABILITY.

Companies in the Internet, technology and media industries own large numbers of patents, copyrights, trademarks and trade secrets and frequently enter into litigation based on allegations of infringement or other violations of intellectual property rights. We may be subject to intellectual property rights claims in the future and our technologies may not be able to withstand any third-party claims or rights against their use. Any intellectual property claims, with or without merit, could be time consuming, expensive to litigate or settle and could divert management resources and attention. An adverse determination also could prevent us from offering our products and services to others and may require that we procure substitute products or services for these members.

With respect to any intellectual property rights claim, we may have to pay damages or stop using technology found to be in violation of a third party's rights. We may have to seek a license for the technology, which may not be available on reasonable terms and may significantly increase our operating expenses. The technology also may not be available for license to us at all. As a result, we may also be required to develop alternative non-infringing technology, which could require significant effort and expense. If we cannot license or develop technology for the infringing aspects of our business, we may be forced to limit our product and service offerings and may be unable to compete effectively. Any of these results could harm our brand and prevent us from generating sufficient revenue or achieving profitability.

CHANGING CONSUMER PREFERENCES WILL REQUIRE PERIODIC PRODUCT INTRODUCTION. IF WE ARE UNABLE TO CONTINUALLY MEET CONSUMER PREFERENCES WE MAY NOT GENERATE SIGNIFICANT REVENUES.

As a result of changing consumer preferences, many psychic services and websites are successfully marketed for a limited period of time. Even if our products become popular, there can be no assurance that any of our searching or gaming products will continue to be popular for a period of time. Our success will be dependent upon our ability to develop new and improved services. Our failure to introduce new features and to achieve and sustain market acceptance could result in us being unable to continually meet consumer preferences and generating significant revenues.

IF WE DO NOT ATTRACT CUSTOMERS TO OUR WEBSITE OR TELEPHONE SERVICES ON COST-EFFECTIVE TERMS, WE WILL NOT MAKE A PROFIT, WHICH ULTIMATELY WILL RESULT IN A CESSATION OF OPERATIONS.

Our success depends on our ability to attract retail customers to our website or phone services on cost-effective terms. Our strategy to attract customers to our website, which has not been formalized or implemented, includes television marketing, infomercials, viral marketing, the practice of generating "buzz" among Internet users in our products through the developing and maintaining weblogs or "blogs", online journals that are updated frequently and available to the public, postings on online communities such as Facebook, MySpace, Yahoo! Groups and amateur websites such as YouTube.com, and other methods of getting Internet users to refer others to our website and telephone services by e-mail or word of mouth; search engine optimization, marketing our website via search engines by purchasing sponsored placement in search results; and entering into affiliate marketing relationships with website providers to increase our access

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to  Internet  consumers.  We  expect to rely on word of mouth  marketing  as the primary source of traffic to our website, with search engine optimization and affiliate marketing as secondary sources. Our marketing strategy may not be enough to attract sufficient traffic to our website or telephone services. We do not currently employ any personnel specifically assigned to the marketing of our products. If we do not attract customers to our website or telephone services on cost-effective terms, we will not make a profit, which ultimately will result in a cessation of operations.

WE RELY ON HIGHLY SKILLED PERSONNEL AND, IF WE ARE UNABLE TO RETAIN OR MOTIVATE KEY PERSONNEL OR HIRE QUALIFIED PERSONNEL, WE MAY NOT BE ABLE TO GROW EFFECTIVELY, GENERATE SUFFICIENT REVENUES AND ACHIEVE PROFITABILITY.

Our performance and future success depends on the talents and efforts of highly skilled individuals who will be providing psychic readings to our customers. We will need to continue to identify, hire, develop, motivate and retain highly skilled personnel for all areas of our organization. Our continued ability to compete effectively depends on our ability to attract new psychics and to retain and motivate our existing consultants.

As competition in our industry intensifies, it may be more difficult for us to hire, motivate and retain highly skilled personnel. If we do not succeed in attracting additional highly skilled personnel or retaining or motivating our existing personnel, we may be unable to grow effectively generate sufficient revenues and achieve profitability.

OUR BUSINESS DEPENDS SUBSTANTIALLY ON THE CONTINUING EFFORTS OF OUR EXECUTIVE OFFICERS, AND OUR BUSINESS MAY BE SEVERELY DISRUPTED IF WE LOSE THEIR SERVICES.

We believe that our success is largely dependent up on the continued service of the member of our management team, who are critical to establishing our corporate strategies and focus, and ensuring our continued growth. In particular, Mr. Mike Lasky, has over 20 years experience and expertise in the business of providing psychic services to retail customers. Our continued success will depend on our ability to attract and retain a qualified and competent management team in order to manage our existing operations and support our expansions plans. Although this possibility is low, if any of our executive officers are unable or unwilling to continue in their present positions, we may not be able to replace them readily, if at all. Therefore, our business may be severely disrupted, and we may incur additional expenses to recruit and retain new officers. In addition, if any of our executives joins a competitor or forms a competing company, we may lose some of our customers

OUR BUSINESS DEPENDS PARTIALLY ON THE DEVELOPMENT AND MAINTENANCE OF THE INTERNET INFRASTRUCTURE. OUTAGES AND DELAYS COULD REDUCE THE LEVEL OF INTERNET USAGE GENERALLY AS WELL AS THE LEVEL OF USAGE OF OUR SERVICES AND REDUCE OUR REVENUES.

The success of our services will depend partially on the development and maintenance of the Internet infrastructure. This includes maintenance of a reliable network backbone with the necessary speed, data capacity, and security, as well as timely development of complementary products, for providing reliable Internet access and services. The Internet has experienced, and is likely to continue to experience, significant growth in the numbers of users and amount of traffic. The Internet infrastructure may be unable to support such demands. In addition, increasing numbers of users, increasing bandwidth requirements, or problems caused by "viruses," "worms," and similar programs may harm the performance of the Internet. The backbone computers of the Internet have been the targets of such programs. The Internet has experienced a variety of outages and other delays as a result of damage to portions of its infrastructure, and it could face outages and delays in the future. These outages and delays could reduce the level of Internet usage generally as well as the level of usage of our services and reduce our revenues.

INTERRUPTION OR FAILURE OF OUR INFORMATION TECHNOLOGY AND COMMUNICATIONS SYSTEMS COULD IMPAIR OUR ABILITY TO EFFECTIVELY PROVIDE OUR PRODUCTS AND SERVICES, WHICH COULD DAMAGE OUR REPUTATION AND HARM OUR OPERATING RESULTS.

Our ability to provide our products and services depends on the continuing operation of our information technology and communications systems. Any damage to or failure of our systems could interrupt our service. Service interruptions could reduce our revenues and profits, and damage our brand if our system is perceived to be unreliable. Our systems are vulnerable to damage or interruption as a result of terrorist attacks, war, earthquakes, floods, fires, power loss, telecommunications failures, computer viruses, interruptions in access to our

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
website through the use of "denial of service" or similar attacks, hacking or other attempts to harm our systems, and similar events. Our servers, which are hosted at third-party internet data centers, are also vulnerable to break-ins, sabotage and vandalism. Some of our systems are not fully redundant, and our disaster recovery planning does not account for all possible scenarios. The occurrence of a natural disaster or a closure of an internet data center by a third-party provider without adequate notice could result in lengthy service interruptions. Interruption or failure of our information technology and communications systems could impair our ability to effectively provide our products and services, which could damage our reputation and harm our operating results.

IF OUR SOFTWARE CONTAINS UNDETECTED ERRORS, WE COULD LOSE THE CONFIDENCE OF USERS, RESULTING IN LOSS OF CUSTOMERS AND A REDUCTION OF REVENUE.

Our online systems, including our website and other software applications and products, could contain undetected errors or "bugs" that could adversely affect their performance. We regularly update and enhance our website and our other online systems and introduce new versions of our software products and applications. The occurrence of errors in any of these may cause us to lose market share, damage our reputation and brand name, and reduce our revenues.

IF THE SECURITY MEASURES THAT WE USE TO PROTECT THEIR PERSONAL INFORMATION, SUCH AS CREDIT CARD NUMBERS, ARE INEFFECTIVE, OUR CUSTOMERS MAY LOSE THEIR CONFIDENCE IN OUR WEBSITE AND STOP VISITING THEM. THIS MAY RESULT IN A REDUCTION IN REVENUES AND INCREASE OUR OPERATING EXPENSES, WHICH WOULD PREVENT US FROM ACHIEVING PROFITABILITY.

Any breach in our website security could expose us to a risk of loss or litigation and possible liability. We anticipate that we will rely on encryption and authentication technology licensed from third parties to provide secure transmission of confidential information. As a result of advances in computer capabilities, new discoveries in the field of cryptography or other developments, a compromise or breach of our security precautions may occur. A compromise in our proposed security could severely harm our business. A party who is able to circumvent our proposed security measures could misappropriate proprietary information, including customer credit card information, or cause interruptions in the operation of our website. We may be required to spend significant funds and other resources to protect against the threat of security breaches or to alleviate problems caused by these breaches. However, protection may not be available at a reasonable price, or at all. Concerns regarding the security of e-commerce and the privacy of users may also inhibit the growth of the Internet as a means of conducting commercial transactions. This may result in a reduction in revenues and increase our operating expenses, which would prevent us from achieving profitability.

WE WILL RELY MAINLY ON THIRD PARTY SERVICE PROVIDERS AND OTHER PAYMENT PROCESSING COMPANIES TO COLLECT OUR REVENUE. IF WE ARE UNABLE TO COLLECT REVENUE GENERATED BY OUR CUSTOMERS FROM THESE PROCESSING COMPANIES, WE MAY NOT BE ABLE TO REALIZE ANY REVENUES AND OUR BUSINESS MAY FAIL.

The majority of our revenues will be generated by customers who will submit their payment to third party service providers such as telephone companies, or payment processing company, such as those which process online credit card payments. There is a potential risk that these third party service providers and payment processing companies may not release our portion of the payments made by our customers in a timely manner or at all. If we are not able to repatriate funds paid by our customers to third party service providers or payment processing companies, we will not be able to achieve profitability and our business may fail.

RISKS RELATED TO OWNERSHIP OF OUR SECURITIES

OUR STOCK PRICE MAY BE VOLATILE, WHICH MAY RESULT IN LOSSES TO OUR SHAREHOLDERS.

The stock markets have experienced significant price and trading volume fluctuations, and the market prices of companies listed on the Over-the-counter Bulletin Board quotation system in which shares of our common stock are listed, have been volatile in the past and have experienced sharp share price and trading volume changes. The trading price of our common stock is likely to be volatile and could fluctuate widely in response to many factors, including the following, some of which are beyond our control:

     *    variations in our operating results;

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
     * changes in expectations of our future financial performance, including financial estimates by securities analysts and investors;
     * changes in operating and stock price performance of other companies in our industry;
     *    additions or departures of key personnel; and
     *    future sales of our common stock.

Domestic and international stock markets often experience significant price and volume fluctuations. These fluctuations, as well as general economic and political conditions unrelated to our performance, may adversely affect the price of our common stock.

ONE STOCKHOLDER OWNS A SUBSTANTIAL PORTION OF OUR OUTSTANDING COMMON STOCK, WHICH MAY ENABLE THIS STOCKHOLDER TO INFLUENCE MANY SIGNIFICANT CORPORATE ACTIONS.

PFN Holdings controls approximately 61.5% of our outstanding shares of common stock as of March 30, 2012. As a result, PFN Holdings could have a substantial impact on matters requiring the vote of the shareholders, including the election of our directors and most corporate actions. This control could delay, defer or prevent others from initiating a potential merger, takeover or other change in our control, even if these actions would benefit us and our other shareholders. This control could adversely affect the voting and other rights of our other shareholders and could depress the market price of our common stock.

OUR COMMON SHARES MAY BECOME THINLY TRADED AND YOU MAY BE UNABLE TO SELL AT OR NEAR ASK PRICES, OR AT ALL.

We cannot predict the extent to which an active public market for trading our common stock will be sustained. Although our common share's trading volume increase significantly recently, it has historically been sporadically or "thinly-traded," meaning that the number of persons interested in purchasing our common shares at or near bid prices at certain given time may be relatively small or non-existent.

This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community who generate or influence sales volume. Even if we came to the attention of such persons, those persons tend to be risk-averse and may be reluctant to follow, purchase, or recommend the purchase of shares of an unproven company such as ours until such time as we become more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common stock will develop or be sustained, or that current trading levels will be sustained.

The market price for our common stock is particularly volatile given our status as a relatively small company, which could lead to wide fluctuations in our share price. You may be unable to sell your common stock at or above your purchase price if at all, which may result in substantial losses to you.

Shareholders should be aware that, according to SEC Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (1) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (2) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (3) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (4) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and (5) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market. Although we do not expect to be in a position to dictate the behavior of the market or of broker-dealers who participate in the market, management will strive within the confines of practical limitations to prevent the described patterns from being established with respect to our securities. The occurrence of these patterns or practices could increase the volatility of our share price.

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
WE DO NOT ANTICIPATE PAYING ANY CASH DIVIDENDS TO OUR COMMON SHAREHOLDERS.

We presently do not anticipate that we will pay dividends on any of our common stock in the foreseeable future. If payment of dividends does occur at some point in the future, it would be contingent upon our revenues and earnings, if any, capital requirements, and general financial condition. The payment of any common stock dividends will be within the discretion of our Board of Directors. We presently intend to retain all earnings after paying the interest for the preferred stock, if any, to implement our business plan; accordingly, we do not anticipate the declaration of any dividends for common stock in the foreseeable future.

IF WE ARE CURRENTLY LISTED ON THE OVER-THE-COUNTER BULLETIN BOARD QUOTATION SYSTEM AND OUR COMMON STOCK IS SUBJECT TO "PENNY STOCK" RULES WHICH COULD NEGATIVELY IMPACT OUR LIQUIDITY AND OUR SHAREHOLDERS' ABILITY TO SELL THEIR SHARES.

Our common stock is currently quoted on the Over-the-counter Bulletin Board. We must comply with numerous NASDAQ MarketPlace rules in order to maintain the listing of our common stock on the Over-the-counter Bulletin Board. There can be no assurance that we can continue to meet the requirements to maintain the quotation on the Over-the-counter Bulletin Board listing of our common stock. If we are unable to maintain our listing on the Over-the-counter Bulletin Board, the market liquidity of our common stock may be severely limited.

VOLATILITY IN OUR COMMON SHARE PRICE MAY SUBJECT US TO SECURITIES LITIGATION.

The market for our common stock is characterized by significant price volatility as compared to seasoned issuers, and we expect that our share price will continue to be more volatile than a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management's attention and resources.

THE ELIMINATION OF MONETARY LIABILITY AGAINST OUR DIRECTORS, OFFICERS AND EMPLOYEES UNDER NEVADA LAW AND THE EXISTENCE OF INDEMNIFICATION RIGHTS OF OUR DIRECTORS, OFFICERS AND EMPLOYEES MAY RESULT IN SUBSTANTIAL EXPENDITURES BY OUR COMPANY AND MAY DISCOURAGE LAWSUITS AGAINST OUR DIRECTORS, OFFICERS AND EMPLOYEES.

Our articles of incorporation do not contain any specific provisions that eliminate the liability of our directors for monetary damages to our company and shareholders; however, we are prepared to give such indemnification to our directors and officers to the extent provided for by Nevada law. We may also have contractual indemnification obligations under our employment agreements with our officers. The foregoing indemnification obligations could result in our company incurring substantial expenditures to cover the cost of settlement or damage awards against directors and officers, which we may be unable to recoup. These provisions and resultant costs may also discourage our company from bringing a lawsuit against directors and officers for breaches of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors and officers even though such actions, if successful, might otherwise benefit our company and shareholders.

PFN HOLDINGS MAY BE ISSUED ADDITIONAL SHARES OF OUR COMMON STOCK, WHICH COULD RESULT IN DILUTION TO OUR SHAREHOLDERS.

Pursuant to the asset purchase agreement with PFN Holdings described elsewhere in this Current Report, we have agreed to raise a total of $745,000 in financing in conjunction with the acquisition of the PFN Holdings assets. As of the closing of the asset purchase agreement, we have raised a total of $245,000 and have entered into a financing agreement with Right Power Services Ltd., pursuant to which Right Power has agreed to provide us with an additional $500,000 in financing. However, if we are not able to close on any of the $500,000 post-closing financing from Right Power or any other funding source, PFN Holdings will receive an additional 70,000,000 shares of our common stock. If we are able to close on only $250,000 of the post-closing financing, PFN Holdings will receive an additional 40,000,000 shares of common stock.

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
These issuances of additional equity securities could result in dilution to our shareholders. We cannot assure you that we will be able to close the financing with Right Power, or any other funding source, and the additional issuances to PFN Holdings could result in a significant dilution to your equity interest.

WE MAY NEED ADDITIONAL CAPITAL, AND THE SALE OF ADDITIONAL SHARES OR OTHER EQUITY SECURITIES COULD RESULT IN ADDITIONAL DILUTION TO OUR SHAREHOLDERS.

In the future, we may require additional cash resources due to changed business conditions or other future developments, including any investments or acquisitions we may decide to pursue. If our resources are insufficient to satisfy our cash requirements, we may seek to sell additional equity or debt securities or obtain a credit facility. The sale of additional equity securities could result in dilution to our shareholders. The incurrence of indebtedness would result in increased debt service obligations and could result in operating and financing covenants that would restrict our operations. We cannot assure you that financing will be available in amounts or on terms acceptable to us, if at all.

OUR BUSINESS IS SUBJECT TO CHANGING REGULATIONS RELATED TO CORPORATE GOVERNANCE AND PUBLIC DISCLOSURE THAT HAVE INCREASED BOTH OUR COSTS AND THE RISK OF NONCOMPLIANCE.

Because our common stock is publicly traded, we are subject to certain rules and regulations of federal, state and financial market exchange entities charged with the protection of investors and the oversight of companies whose securities are publicly traded. These entities, including the Public Company Accounting Oversight Board, the SEC and NASDAQ, have issued requirements and regulations and continue to develop additional regulations and requirements in response to corporate scandals and laws enacted by Congress, most notably the Sarbanes-Oxley Act of 2002. Our efforts to comply with these regulations have resulted in, and are likely to continue resulting in, increased general and administrative expenses and diversion of management time and attention from revenue-generating activities to compliance activities. Because new and modified laws, regulations and standards are subject to varying interpretations in many cases due to their lack of specificity, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This evolution may result in continuing uncertainty regarding compliance matters and additional costs necessitated by ongoing revisions to our disclosure and governance practices.

WE WILL INCUR INCREASED COSTS AND COMPLIANCE RISKS AS A RESULT OF BECOMING A PUBLIC COMPANY.

As a public company, we will incur significant legal, accounting and other expenses. We will incur costs associated with our public company reporting requirements. We also anticipate that we will incur costs associated with recently adopted corporate governance requirements, including certain requirements under the Sarbanes-Oxley Act of 2002, as well as new rules implemented by the SEC and the National Association of Securities Dealers ("NASD"). We expect these rules and regulations, in particular Section 404 of the Sarbanes-Oxley Act of 2002, to significantly increase our legal and financial compliance costs and to make some activities more time-consuming and costly. Like many smaller public companies, we face a significant impact from required compliance with Section 404 of the Sarbanes-Oxley Act of 2002. Section 404 requires management of public companies to evaluate the effectiveness of internal control over financial reporting and the independent auditors to attest to the effectiveness of such internal controls and the evaluation performed by management. The SEC has adopted rules implementing Section 404 for public companies as well as disclosure requirements. The Public Company Accounting Oversight Board, or PCAOB, has adopted documentation and attestation standards that the independent auditors must follow in conducting its attestation under
Section 404. We are currently preparing for compliance with Section 404; however, there can be no assurance that we will be able to effectively meet all of the requirements of Section 404 as currently known to us in the currently mandated timeframe. Any failure to implement effectively new or improved internal controls, or to resolve difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet reporting obligations or result in management being required to give a qualified assessment of our internal controls over financial reporting or our independent auditors providing an adverse opinion regarding management's assessment. Any such result could cause investors to lose confidence in our reported financial information, which could have a material adverse effect on our stock price.

We also expect these new rules and regulations may make it more difficult and more expensive for us to obtain director and officer liability insurance and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified individuals to serve on our Board of Directors or as executive officers. We are currently evaluating and monitoring developments with respect to these new rules, and we cannot predict or estimate the amount of additional costs we may incur or the timing of such costs.

         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the Financial Statements and Notes thereto of PFN Holdings appearing elsewhere in this Current Report. The following discussion contains forward-looking statements relating to future events or our future performance. Actual results may materially differ from those projected in the forward-looking statements as a result of certain risks and uncertainties set forth in this prospectus. Although management believes that the assumptions made and expectations reflected in the forward-looking statements are reasonable, there is no assurance that the underlying assumptions will, in fact, prove to be correct or that actual results will not be different from expectations expressed in this report.

RESULTS OF OPERATIONS

FROM INCEPTION ON DECEMBER 30, 2011 TO DECEMBER 31, 2011

We were incorporated on December 30, 2011 and our year end is December 31. Consequently, our audit only includes one day of operations. During that day, PFN Holdings was incorporated and acquired the assets which were eventually sold to Psychic Friends Network Inc., our company. These assets were acquired from a number of different, non-operating entities.

During the period ended December 31, 2011 we incorporated the company, hired an attorney and hired an auditor for the preparation of this Current Report. Our net loss since inception is $75 as a result of incurring expenses for incorporation.

LIQUIDITY AND CAPITAL RESOURCES

As of the date of this Current Report, we have yet to generate any revenues from our business operations.

As of December 31, 2011, we had no cash or current assets, as our intellectual property assets were impaired to zero value due to prolonged inactivity. Our total liabilities were $75, comprised entirely of a related party payable.

PLAN OF OPERATION AND FUNDING

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

We estimate that our expenses over the next 12 months will be approximately $1,320,000 as described in the table below. These estimates may change significantly depending on the nature of our future business activities and our ability to raise capital from shareholders or other sources.

                                               Estimated             Estimated
      Description                           Completion Date         Expenses ($)
Legal and accounting fees                      12 months              100,000
Website and app development                     4 months              175,000
Management and consulting costs                12 months              275,000
Marketing                                       8 months              600,000
Acquisition of fixed assets                    12 months              100,000
General and administrative expenses            12 months               70,000
                                                                     ---------
TOTAL                                                                1,320,000
                                                                     =========

We have no lines of credit or other bank financing arrangements. We have entered into an agreement with Right Power Services Ltd., to fund us an additional $500,000 in equity financing, but there can be no assurance that we will be able to close this financing and this financing will not be sufficient to meet our needs for the upcoming 12 months. Generally, we have financed operations to date through the proceeds of the private placement of equity and debt instruments. In connection with our business plan, management anticipates additional increases in operating expenses and capital expenditures relating to: (i) acquisition of land; (ii) developmental expenses associated with a start-up business; and (iii) development of our cultivation and propagation facilities. We intend to finance these expenses with further issuances of securities, and debt issuances. Thereafter, we expect we will need to raise additional capital and generate revenues to meet long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavours or opportunities, which could significantly and materially restrict our business operations. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock. We have and will continue to seek to obtain short-term loans from our directors, although no future arrangement for additional loans has been made. We do not have any agreements with our directors concerning these loans. We do not have any arrangements in place for any future equity financing.

INFLATION

Inflation and changing prices have not had a material effect on our business and we do not expect that inflation or changing prices will materially affect our business in the foreseeable future. However, our management will closely monitor the price change in travel industry and continually maintain effective cost control in operations.

OFF BALANCE SHEET ARRANGEMENTS

We do not have any off balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity or capital expenditures or capital resources that is material to an investor in our securities.

CRITICAL ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported, including the notes thereto, and related disclosures of commitments and contingencies, if any. We have identified certain accounting policies that are significant to the preparation of our financial statements. These accounting policies are important for an understanding of our financial condition and results of operation. Critical accounting policies are those that are most important to the portrayal of our financial conditions and results of operations and require management's difficult, subjective, or complex judgment, often as a result of the need to make estimates about the effect of matters that are inherently uncertain and may change in subsequent periods. Certain accounting estimates are particularly sensitive because of their significance to financial statements and because of the possibility that future events affecting the estimate may differ significantly from management's current judgments. We believe the following critical accounting policies involve the most significant estimates and judgments used in the preparation of our financial statements:

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

LOSS PER COMMON SHARE

Basic loss per share is calculated using the weighted-average number of common shares outstanding during each reporting period. Diluted loss per share includes potentially dilutive securities such as outstanding options and warrants, using various methods such as the treasury stock or modified treasury stock method in the determination of dilutive shares outstanding during each reporting period. We do not have any potentially dilutive instruments.

ACCOUNTING BASIS

We use the accrual basis of accounting and accounting principles generally accepted in the United States of America.

FINANCIAL STATEMENTS

The audited financial statements of PFN Holdings for the period from December 30, 2011 to December 31, 2011 have been included as follows, commencing on page F-1.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)

                                DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm....................F-1

Balance Sheet..............................................................F-2

Statement of Operations and Comprehensive Loss.............................F-3

Statement of Cash Flows....................................................F-4

Statement of Stockholders' Equity..........................................F-5

Notes to the Financial Statements..........................................F-6

                         SADLER, GIBB & ASSOCIATES, LLC


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
PFN Holdings
(A Development Stage Company)

We have audited the accompanying balance sheet of PFN Holdings as of December 31, 2011, and the related statement of operations, stockholders' deficit and cash flows from inception on December 30, 2011 through December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of PFN Holdings as of December 31, 2011, and the results of their operations and their cash flows from inception on December 30, 2011 through December 31, 2011, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company had accumulated losses of $75 as of December 31, 2011, which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Sadler, Gibb & Associates, LLC
-------------------------------------------
Salt Lake City, UT
February 23, 2012

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET

                                                               December 31, 2011
                                                               -----------------

ASSETS                                                             $      --
                                                                   ---------
LIABILITIES & EQUITY

Liabilities
  Current Liabilities
  Note Payable - Related Parties                                          75
                                                                   ---------

      Total Liabilities                                            $      75
                                                                   ---------
       STOCKHOLDERS DEFICIT
           Common stock, par $0.01; 7,500,000 shares authorized
           10,000 shares issued and outstanding                          100
           Additional Paid-in Capital                                   (100)
           Deficit accumulated during the development stage              (75)
                                                                   ---------
       Total Stockholders' deficit                                       (75)
                                                                   ---------

TOTAL LIABILITIES & STOCKHOLDERS DEFICIT                           $      --
                                                                   =========


    The accompanying notes are an integral part of the financial statements.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS

                                                              From Inception on
                                                              December 30, 2011
                                                                   through
                                                                 December 31,
                                                                    2011
                                                                  --------

Gross Revenues                                                    $     --
Operating Expenses                                                      75
                                                                  --------
Loss From Operations                                                   (75)
                                                                  --------

Other Losses                                                            --
                                                                  --------
Net Loss Before Income Taxes                                           (75)
                                                                  --------
Provision for Income Taxes                                              --

Net Loss                                                          $    (75)
                                                                  ========

Net Loss Per Share                                                $   0.00

Weighted Average Number of Shares Outstanding                     $ 10,000
                                                                  ========


    The accompanying notes are an integral part of the financial statements.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' DEFICIT
         PERIOD FROM DECEMBER 30, 2011 (INCEPTION) TO DECEMBER 31, 2011

                                              Common Stock           Additional
                                         ----------------------       Paid-in      Accumulated
                                         Shares          Amount       Capital        Deficit       Total
                                         ------          ------       -------        -------       -----
INCEPTION, DECEMBER 30, 2011                 --          $   --       $   --         $   --       $   --

Common stock issued to founders          10,000             100         (100)            --           --

Net loss                                     --              --           --            (75)         (75)
                                         ------          ------       ------         ------       ------

BALANCE DECEMBER 31, 2011                10,000          $  100       $ (100)        $  (75)      $  (75)
                                         ======          ======       ======         ======       ======


    The accompanying notes are an integral part of the financial statements.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                              From Inception on
                                                              December 30, 2011
                                                                   through
                                                                 December 31,
                                                                    2011
                                                                  --------
CASH FLOW FROM OPERATING ACTIVITIES
  Net loss for the period                                         $    (75)
  Adjustments to reconcile Net Income
   to net cash provided by operations:                                  --
                                                                  --------
          Net cash provided by Operating Activities                    (75)
                                                                  --------
CASH FLOW FROM INVESTING ACTIVITIES
          Net cash provided by Investing Activities                     --
                                                                  --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from Issuance on Note
  Payable-Related Parties                                               75
                                                                  --------
          Net cash provided by Financing Activities                     75
                                                                  --------
Net cash increase for period                                            --
                                                                  --------
Cash and Cash Equivalents-Beginning                                     --
                                                                  --------
Cash and Cash Equivalents-Ending                                        --
                                                                  --------
Cash at end of period                                             $     --
                                                                  ========
Supplemental Cash Flow Information
  Cash paid for interest                                          $     --
  Cash paid for income taxes                                            --

Non-Cash Financing Activities
  Common Stock Issues to Founders                                 $    100


    The accompanying notes are an integral part of the financial statements.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2011


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BUSINESS
PFN HOLDINGS ("the Company") was incorporated under the laws of the State of Nevada, U.S. on December 30, 2011. The Company is in the development stage and it intends to market and sell psychic services.

The Company has not generated any revenue to date and consequently its operations are subject to all risks inherent in the establishment of a new business enterprise.

BASIS OF PRESENTATION
The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

ACCOUNTING BASIS
The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America ("GAAP" accounting). The Company has adopted a December 31 fiscal year end.

FAIR VALUE OF FINANCIAL INSTRUMENTS
The carrying value of notes payable approximate their fair value due to the short period of these instruments.

DEVELOPMENT STAGE COMPANY
The accompanying financial statements have been prepared in accordance with generally accepted accounting principles related to development-stage companies. A development-stage company is one in which planned principal operations have not commenced or if its operations have commenced, there has been no significant revenues there from.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2011


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES
The Company utilizes the liability method of accounting for income taxes. Under the liability method deferred tax assets and liabilities are determined based on the differences between financial reporting basis and the tax basis of the assets and liabilities and are measured using enacted tax rates and laws that will be in effect, when the differences are expected to reverse. An allowance against deferred tax assets is recognized, when it is more likely than not, that such tax benefits will not be realized.

Any deferred tax asset is considered immaterial and has been fully offset by a valuation allowance because at this time the Company believes that it is more likely than not that the future tax benefit will not be realized as the Company has no current operations.

LOSS PER COMMON SHARE
Basic loss per share is calculated using the weighted-average number of common shares outstanding during each reporting period. Diluted loss per share includes potentially dilutive securities such as outstanding options and warrants, using various methods such as the treasury stock or modified treasury stock method in the determination of dilutive shares outstanding during each reporting period. The Company does not have any potentially dilutive instruments.

RECENT ACCOUNTING PRONOUNCEMENTS
In February 2010, the Financial Accounting Standards Board (FASB) issued amended guidance on subsequent events. Under this amended guidance, SEC filers are no longer required to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements. This guidance was effective immediately and the Company adopted this new guidance in 2011.

As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

With the exception of the pronouncements noted above, no other accounting standards or interpretations issued or recently adopted are expected to have a material impact on the Company's financial position, operations or cash flows.

NOTE 2 - CAPITAL STOCK

The authorized capital of the Company is 7,500,000 common shares with a par value of $ 0.01 per share.

In December of 2011, the Company issued 10,000 shares of common stock to its founders.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2011


NOTE 3 - NOTE PAYABLE - RELATED PARTY

On December 30, 2011, the Company's Director and President, loaned the Company $75. The loans are non-interest bearing, unsecured and due on demand.

NOTE 4 - INCOME TAXES

For the period ended December 31, 2011, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The cumulative net operating loss carry-forward is approximately $75 at December 31, 2011, and will expire beginning in the year 2031.

The cumulative tax effect at the expected rate of 34% of significant items comprising our net deferred tax amount is as follows:

                                                                         2011
                                                                       --------
Income tax expense at statutory rate                                   $     25
Valuation allowance                                                         (25)
                                                                       --------
Income tax expense per books                                           $     --
                                                                       ========

Net deferred tax assets consist of the following components as of:

                                                                         2011
                                                                       --------

NOL Carryover                                                          $     25
Valuation allowance                                                         (25)
                                                                       --------
Net deferred tax asset                                                 $     --
                                                                       ========

NOTE 5 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the accompanying financial statements, the Company incurred losses of $75 since its inception and has not yet produced revenues from operations. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event that the Company cannot continue as a going concern. Management anticipates that it will be able to raise additional working capital through the issuance of stock and through additional loans from investors.

The ability of the Company to continue as a going concern is dependent upon the Company's ability to attain a satisfactory level of profitability and obtain suitable and adequate financing. There can be no assurance that management's plan will be successful.

                                  PFN HOLDINGS
                          (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2011


NOTE 6 - SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) the Company has analyzed its operations subsequent to year end and has determined that the only material subsequent event to disclose in these financial statements is described in the following paragraph.

The Company intends to enter an agreement (the "Acquisition") with Psychic Friends Network, Inc. ("the Purchaser") to sell all Company assets in exchange for 50,060,000 shares of the Purchaser's stock.

In connection with the anticipated Acquisition, on January 27, 2012, the Company entered into a convertible note to borrow $5,000 from Right Power Services, Ltd. ("Right Power") to be repaid 2 years from the date of funding of the note. Upon completion of the Acquisition, the convertible note will be non-interest bearing and convertible into shares of the Purchaser at $0.75 per share, with a corresponding discount for any beneficial conversion value arising at the time of Acquisition. If the Acquisition fails to close before six months from the date of the convertible note, the conversion right will be cancelled and the convertible note will then bear annual interest of 10 percent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of March 30, 2012 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group. Unless otherwise specified, the address of each of the persons set forth below is in care of the Company, 2360 Corporate Circle, Suite 400, Henderson, NV, 89074-7722.

                                                                         Amount and
                                                                          Nature of
  Name and Address                                                       Beneficial        Percent of
of Beneficial Owner           Office, If Any       Title of Class       Ownership (1)       Class (2)
-------------------           --------------       --------------       -------------       ---------
OFFICERS AND DIRECTORS

Marc Lasky                 CEO, CFO, Director      Common stock,        50,600,000 (3)        61.5%
                                                  $0.001 par value

Mike Lasky                 President, Director     Common stock,        50,600,000 (3)        61.5%
                                                  $0.001 par value

ALL OFFICERS AND DIRECTORS
AS A GROUP
                                                   Common stock,        50,600,000            61.5%
                                                 $0.001 par value
5% SECURITY HOLDERS

Peter Martin Newton                                Common stock,        50,600,000 (3)        61.5%
                                                 $0.001 par value

----------
(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock.
(2)  Based on 83,263,334 shares issued and outstanding as of March 30, 2012.
(3) Marc Lasky, Mike Lasky, and Peter Martin Newton share voting and dispositive control over PFN Holdings which holds 50,600,000 shares of our common stock.

CHANGES IN CONTROL

We do not currently have any arrangements which, if consummated, may result in a change of control of our company.

DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information about our directors and executive officers as of the date of this report:

    Name         Age                              Position
    ----         ---                              --------
Marc Lasky       44            Chief Executive Officer, Chief Financial Officer,
                               Director

Mike Lasky       70            President, Director

MR.  MARC  LASKY.  Since  April of 1994,  Marc  Lasky  has  operated  Pikesville
Pictures, a production company that specializes in infomercials and direct response advertising. In March of 2005, Pikesville began to expand to become a full service internet production company, which includes design, development and e-commerce for websites. Mr. Lasky is also a winner of the prestigious NIMA award for Best Infomercial Production, Best Infomercial Script and best Direct Response show.

Marc Lasky is the creator of the original Psychic Friends Network(TM) brand name. He produced and directed the Psychic Friends infomercials, Psychic Revival Network, Psychic Television Network, The Love Psychic and The Psychic Friends Network, grossing over $180M in year one, and eventually generating over $1 billion in revenue during the 1990s. During this time, he gained valuable experience in media purchasing and a wide variety of operational responsibilities also working for Bernard Dunn Advertising. Marc has also been responsible for the launch of several internet based businesses, and has gained experience working with the top designers, developers and internet marketers.

We appointed Mr. Marc Lasky to our board of directors due to his extensive experience in information technology, marketing and history with the Psychic Friends Network trademark.

MR. MIKE LASKY. Since June of 2006, Mr. Mike Lasky has been retired. He has come out of retirement in order to focus on the development of Psychic Friends Network. Mr. Lasky is the creator of Mike Warren Associates, a leader in sports information services. Started in 1972, it was soon averaging $20 million in annual sales. After setting up Mike Warren Associates, Mr. Lasky formed
Inphomation Communication in the early 1990's. Inphomation became one the top infomercial companies in the world. Mike most successful venture and Inphomation's lead program was The Psychic Friends Network(TM). He pioneered the "at home network" whereby all the psychics worked at home and received calls from a single 900 number national network. An industry magazine, Electronic Retail named Mike the 'Man of the Year' in 1995. In addition his company created such successes as Barbara D'Angelis' Making Love Work(TM), Roland Martin's Helicopter Lure(TM), and 4CapitalM, a start up mortgage company.

We appointed Mr. Mike Lasky to our board of directors due to his extensive experience in media, early stage companies, and history with the Psychic Friends Network trademark.

SIGNIFICANT EMPLOYEES

Other than the foregoing named officers and directors, we do not have any employees who are key to our business and operations.

FAMILY RELATIONSHIPS

Marc Lasky is the son of Mike Lasky. There are no other family relationships among our board of directors.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

     1. been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

     2. had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

     3. been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

     4. been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     5. been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     6. been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in "Certain Relationships and Related Transactions, and Director Independence - Transactions with Related Persons," none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE -- FISCAL YEAR ENDED DECEMBER 31, 2011

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to the named persons for services rendered in all capacities during the noted periods. No other executive officer received total annual salary and bonus compensation in excess of $100,000.

                                                                  Stock     Option     All Other
                                           Salary      Bonus     Awards     Awards    Compensation    Total
Name and Principal Position      Year        ($)        ($)        ($)        ($)         ($)          ($)
---------------------------      ----      ------      -----     ------     ------    ------------    -----
Marc Lasky (1)                   2011         0          0          0          0           0            0

Mike Lasky (2)                   2011         0          0          0          0           0            0

----------
(1) On March 30, 2012, we acquired the assets of PFN Holdings in a reverse acquisition transaction that was structured as an asset acquisition; and in connection with that transaction Mr. Marc Lasky became our Chief Executive Officer and Chief Financial Officer. Prior to the effective date of the reverse acquisition, Mr. Marc Lasky served as the Chief Executive Officer and Chief Financial Officer of PFN Holdings. The annual, long term and other compensation shown in this table include the amount Mr. Marc Lasky received from PFN Holdings prior to the consummation of the reverse acquisition.
(2) On March 30, 2012, we acquired the assets of PFN Holdings in a reverse acquisition transaction that was structured as an asset acquisition; and in connection with that transaction Mr. Mike Lasky became our President. Prior to the effective date of the reverse acquisition, Mr. Mike Lasky served as the President of PFN Holdings. The annual, long term and other compensation shown in this table include the amount Mr. Mike Lasky received from PFN Holdings prior to the consummation of the reverse acquisition.

SUMMARY OF EMPLOYMENT AGREEMENTS AND MATERIAL TERMS

We do not have currently any employment contract with our officers and directors.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

For the year ended December 31, 2011, no director or executive officer has received compensation from us pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan, although we anticipate that we will compensate our officers and directors for services to us with stock or options to purchase stock, in lieu of cash.

COMPENSATION OF DIRECTORS

No member of our board of directors received any compensation for his services as a director during the year ended December 31, 2011.

CODE OF ETHICS

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to this Current Report on Form8-K as Exhibit 14.1. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

TRANSACTIONS WITH RELATED PERSONS

The following includes a summary of transactions since the beginning of the 2010 year, or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest (other than compensation described under "Executive Compensation"). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm's-length transactions.

On March 30, 2012, in connection with the closing of the asset purchase agreement with PFN Holdings, we issued 50,600,000 shares of our common stock to PFN Holdings which is controlled Marc and Mike Lasky, our directors and officers. Additionally, at the same time, we cancelled 50,000,000 shares of our common stock held by our former director and officer, Ya Tang Chao and accepted a release from all liabilities provided to us by Mr. Chao, which had the effect of eliminating any debts owed by us to Mr. Chao.

PROMOTERS AND CERTAIN CONTROL PERSONS

We did not have any promoters at any time during the past five fiscal years.

DIRECTOR INDEPENDENCE

We currently do not have any independent directors, as the term "independent" is defined by the rules of the NASDAQ Stock Market.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties and an adverse result in these or other matters may arise from time to time that may harm our business. Except as set forth below, we are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results.

MARKET PRICE AND DIVIDENDS ON OUR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is not traded on any exchange. Our common stock is quoted on OTC Bulletin Board under the trading symbol "WWZD.OB". We cannot assure you that there will be a market in the future for our common stock. On February 27, 2012, FINRA approved the processing of a name change and split of our common stock. On April 5, 2012, our symbol is scheduled to change to PFNI.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

The first trade in our stock did not occur until February 24, 2012. Since February 24, 2012, we traded a total of 3,400 shares at prices ranging from $1.01 to $2.00 per share.

HOLDERS

As of March 30, 2012 there were approximately 25 stockholders of record of our common stock. This number does not include shares held by brokerage clearing houses, depositories or others in unregistered form.

DIVIDENDS

Any decisions regarding dividends will be made by our board of directors. We currently intend to retain and use any future earnings for the development and expansion of our business and do not anticipate paying any cash dividends in the foreseeable future. Our board of directors has complete discretion on whether to pay dividends, subject to the approval of our stockholders. Even if our board of directors decides to pay dividends, the form, frequency and amount will depend upon our future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that the board of directors may deem relevant.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

We do not have in effect any compensation plans under which our equity securities are authorized for issuance and we do not have any outstanding stock options.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth Item 3.02 of this report, which disclosure is incorporated by reference into this section.

DESCRIPTION OF SECURITIES

COMMON STOCK

We are authorized to issue up to 750,000,000 shares of common stock, par value $0.001 per share. Each outstanding share of common stock entitles the holder thereof to one vote per share on all matters. Our bylaws provide that any vacancy occurring in the board of directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the board of directors. Stockholders do not have pre-emptive rights to purchase shares in any future issuance of our common stock.

The holders of shares of our common stock are entitled to dividends out of funds legally available when and as declared by our board of directors. Our board of directors has never declared a dividend and does not anticipate declaring a dividend in the foreseeable future. Should we decide in the future to pay dividends, as a holding company, our ability to do so and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiary and other holdings and investments. In addition, our operating subsidiary in the PRC, from time to time, may be subject to restrictions on their ability to make distributions to us, including as a result of restrictive covenants in loan agreements, restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions. In the event of our liquidation, dissolution or winding up, holders of our common stock are entitled to receive, ratably, the net assets available to stockholders after payment of all creditors.

All of the issued and outstanding shares of our common stock are duly authorized, validly issued, fully paid and non-assessable. To the extent that additional shares of our common stock are issued, the relative interests of existing stockholders will be diluted.

ANTI-TAKEOVER EFFECTS OF OUR ARTICLES OF INCORPORATION AND BY-LAWS

Our amended and restated articles of incorporation and bylaws contain certain provisions that may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of the Company or changing its board of directors and management. According to our bylaws and articles of incorporation, neither the holders of the Company's common stock nor the holders of the Company's preferred stock have cumulative voting rights in the election of our directors. The combination of the present ownership by a few stockholders of a significant portion of the Company's issued and outstanding common stock and lack of cumulative voting makes it more difficult for other stockholders to replace the Company's board of directors or for a third party to obtain control of the Company by replacing its board of directors.

ANTI-TAKEOVER EFFECTS OF NEVADA LAW

BUSINESS COMBINATIONS

The "business combination" provisions of Sections 78.411 to 78.444, inclusive, of the Nevada Revised Statutes, or NRS, prohibit a Nevada corporation with at least 200 stockholders from engaging in various "combination" transactions with any interested stockholder: for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the transaction is approved by the board of directors prior to the date the interested stockholder obtained such status; or after the expiration of the three-year period, unless:

     * the transaction is approved by the board of directors or a majority of the voting power held by disinterested stockholders, or
     * if the consideration to be paid by the interested stockholder is at least equal to the highest of: (a) the highest price per share paid by the interested stockholder within the three years immediately preceding the date of the announcement of the combination or in the transaction in which it became an interested stockholder, whichever is higher, (b) the market value per share of common stock on the date of announcement of the combination and the date the interested stockholder acquired the shares, whichever is higher, or (c) for holders of preferred stock, the highest liquidation value of the preferred stock, if it is higher.

A "combination" is defined to include mergers or consolidations or any sale, lease exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, with an "interested stockholder" having: (a) an aggregate market value equal to 5% or more of the aggregate market value of the assets of the corporation, (b) an aggregate market value equal to 5% or more of the aggregate market value of all outstanding shares of the corporation, or (c) 10% or more of the earning power or net income of the corporation.

In general, an "interested stockholder" is a person who, together with affiliates and associates, owns (or within three years, did own) 10% or more of a corporation's voting stock. The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire our company even though such a transaction may offer our stockholders the opportunity to sell their stock at a price above the prevailing market price.

Our Articles of Incorporation state that we have elected not to be governed by the "business combination" provisions, therefore such provisions currently do not apply to us.

We do not have any provisions in our Articles, by laws, or employment or credit agreements to which we are party that have anti-takeover consequences. We do not currently have any plans to adopt anti-takeover provisions or enter into any arrangements or understandings that would have anti-takeover consequences. In certain circumstances, our management may issue additional shares to resist a third party takeover transaction, even if done at an above market premium and favoured by a majority of independent shareholders.

CONTROL SHARE ACQUISITIONS

The "control share" provisions of Sections 78.378 to 78.3793, inclusive, of the NRS, which apply only to Nevada corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada, prohibit an acquirer, under certain circumstances, from voting its shares of a target corporation's stock after crossing certain ownership threshold percentages, unless the acquirer obtains approval of the target corporation's disinterested stockholders. The statute specifies three thresholds: one-fifth or more but less than one-third, one-third but less than a majority, and a majority or more, of the outstanding voting power. Once an acquirer crosses one of the above thresholds, those shares in an offer or acquisition and acquired within 90 days thereof become "control shares" and such control shares are deprived of the right to vote until disinterested stockholders restore the right. These provisions also provide that if control shares are accorded full voting rights and the acquiring person has acquired a majority or more of all voting power, all other stockholders who do not vote in favor of authorizing voting rights to the control shares are entitled to demand payment for the fair value of their shares in accordance with statutory procedures established for dissenters' rights.

Our Articles of Incorporation state that we have elected not to be governed by the "control share" provisions, therefore, they currently do not apply to us.

TRANSFER AGENT AND REGISTRAR

Our independent stock transfer agent is Empire Stock Transfer. Their mailing addresses 1859 Whitney Mesa Dr., Henderson NV, 89104.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 78.138 of the NRS provides that a director or officer will not be individually liable unless it is proven that (i) the director's or officer's acts or omissions constituted a breach of his or her fiduciary duties, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of the law.

Section 78.7502 of NRS permits a company to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a threatened, pending or completed action, suit or proceeding if the officer or director (i) is not liable pursuant to NRS 78.138 or (ii) acted in good faith and in a manner the officer or director reasonably believed to be in or not opposed to the best interests of the corporation and, if a criminal action or proceeding, had no reasonable cause to believe the conduct of the officer or director was unlawful.

Section 78.751 of NRS permits a Nevada company to indemnify its officers and directors against expenses incurred by them in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of final disposition thereof, upon receipt of an undertaking by or on behalf of the officer or director to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the company. Section 78.751 of NRS further permits the company to grant its directors and officers additional rights of indemnification under its articles of incorporation or bylaws or otherwise.

Section 78.752 of NRS provides that a Nevada company may purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the company has the authority to indemnify him against such liability and expenses.

Our Articles of Incorporation provide that no director or officer of the Company will be personally liable to the Company or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law, or (ii) the payment of dividends in violation of
Section 78.300 of NRS. In addition, our Bylaws implement the indemnification and insurance provisions permitted by Chapter 78 of the NRS by providing that:

     * The Company shall indemnify its directors to the fullest extent permitted by the NRS and may, if and to the extent authorized by the board of directors, so indemnify its officers and any other person whom it has the power to indemnify against liability, reasonable expense or other matter whatsoever.
     * The Company may at the discretion of the board of directors purchase and maintain insurance on behalf of any person who holds or who has held any position identified in the paragraph above against any and all liability incurred by such person in any such position or arising out of his status as such.

Insofar as indemnification by us for liabilities arising under the Securities Act may be permitted to our directors, officers or persons controlling the company pursuant to provisions of our articles of incorporation and bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding, which may result in a claim for such indemnification.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

During the company's two most recent fiscal years George Stewart, CPA performed the year end audits for the periods September 30, 2011 and 2010. The Company terminated George Stewart, CPA on March 30, 2012. Preceding the termination of George Stewart, CPA, there were no disagreements with George Stewart, CPA, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Stewart, CPA would have caused George Stewart, CPA to make reference to the subject matter of the disagreements in connection with its reports. George Stewart, CPA as the Company's principal independent accountants, for the periods, did not provide an adverse opinion or disclaimer of opinion to the Company's financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles. The audit opinions were modified to contain a going concern qualification during the Company's two most recent fiscal years.

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On March 30, 2012, the company  approved and authorized the engagement of Sadler
Gibb & Associates, LLC who audited the December 31, 2011 financial statements of PFN Holdings, as the principal independent accountant for the Company.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 9, 2012 we issued 40,000 shares at $0.75 per share to one non-US investor for total proceeds of $30,000. These shares were issued without a prospectus, in reliance on the exemption from registration found in Regulation S of the Securities Act of 1933, as amended.

On March 30, 2012, we issued 50,600,000 shares of our common stock to PFN Holdings, in consideration of the transfer of certain assets associated with the operations of a psychic business under the trademark Psychic Friends Network. The number of our shares issued to PFN Holdings was determined based on an arms-length negotiation. The issuance of our shares to PFN Holdings was made in reliance on the exemption provided by Section 4(2) of the Securities Act for the offer and sale of securities not involving a public offering and Regulation D promulgated thereunder.

In instances described above where we indicate that we relied upon Section 4(2) of the Securities Act in issuing securities, our reliance was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by us which did not involve a public offering; (b) there were only a limited number of offerees; (c) there were no subsequent or contemporaneous public offerings of the securities by us; (d) the securities were not broken down into smaller denominations; and (e) the negotiations for the sale of the stock took place directly between the offeree and us.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Previous independent registered public accounting firm

On March 30, 2012, we formally informed George Stewart, CPA of their dismissal as our independent registered public accounting firm.

The reports of George Stewart, CPA on our consolidated financial statements as of and for the fiscal year ended September 30, 2011 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

During the fiscal year ended September 30, 2011, and through March 30, 2012, there have been no disagreements with George Stewart, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of George Stewart, CPA would have caused them to make reference thereto in connection with their report on the financial statements for such years.

We have requested that George Stewart, CPA furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by George Stewart, CPA is filed as Exhibit 16.1 to this Form 8-K.

(b)  New independent registered public accounting firm

On March 30, 2012, we engaged Sadler Gibb & Associates, LLC as its new independent registered public accounting firm. Sadler Gibb & Associates, LLC completed the audit for the period ended December 31, 2011 for PFN Holdings. During the two most recent fiscal years and through March 30, 2012, we had not consulted with Sadler Gibb & Associates, LLC regarding any of the following:

     (i) The application of accounting principles to a specific transaction, either completed or proposed;

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     (ii) The type of audit  opinion that might be rendered on our  consolidated financial  statements,  and none of the  following was provided to us:
          (a) a written report, or (b) oral advice that Sadler Gibb & Associates, LLC concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

     (iii)Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference. In connection with the acquisition of the PFN Holdings assets, PFN Holdings acquired approximately 61.5% of the total outstanding shares of our capital stock and 61.5% total voting power of all our outstanding voting securities.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS

On March 30, 2012, (i) Ya Tang Chao tendered his resignation from all director and officer positions with our company, (ii) Mr. Marc Lasky was duly appointed as our Chief Executive Officer, Chief Financial Officer and a member of our Board of Directors, and (ii) Mr. Mike Lasky was duly appointed as our President and a member of our Board of Directors.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of the consummation of the Share Exchange described in Item 2.01 of this Current Report on Form 8-K, we believe that we are no longer a "shell company", as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Business Acquired

Filed herewith are:

     * Audited financial statements of PFN Holdings for the period from December 30, 2011 to December 31, 2011, starting on page F-1 of this Current Report.

(d) Exhibits

Exhibit No.                           Description
-----------                           -----------

  2.1 Asset Acquisition Agreement, dated January 27, 2012, among the Psychic Friends Network Inc. (formerly Web Wizard Inc.), PFN Holdings, and Ya Tang Chao [incorporated by reference to Exhibit
               10.1 to our  Current  Report  on Form 8-K  filed on  February  1,
               2012].

  3.1          Articles of  Incorporation  [incorporated by reference to Exhibit
               3.1 to our Registration Statement on Form SB-2 (SEC File No. 333-148623) filed on January 11, 2008]

  3.2 Articles of Merger [incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on February 24, 2012]

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
  3.3 Certificate of Change [incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on February 24, 2012]

  3.4 Bylaws [incorporated by reference to Exhibit 3.1 to our Form 8A filed on February 14, 2008]

  10.1 Financing Agreement with Right Power Services Ltd., dated January 27, 2012 [incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on February 1, 2012]

  10.2 Release from Ya Tang Chao dated January 27, 2012 [incorporated by reference to Exhibit 3.1 to our Current Report on Form 8-K filed on February 1, 2012]

  14.1         Code of Ethics

  16.1         Letter from George Steward, CPA to the SEC, dated March 30, 2012

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2012                    PSYCHIC FRIENDS NETWORK INC.


                                         By: /s/ Marc Lasky
                                             -----------------------------------
                                             Marc Lasky, Chief Executive Officer


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